Exhibit 99.2

FINANCIAL SUPPLEMENT As of September 30, 2011

Aspen Insurance Holdings Limited

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed by Aspen Insurance
Holdings Limited with the United States Securities and Exchange Commission.

www.aspen.co

Investor Contact:
Aspen Insurance Holdings Limited
Kerry Calaiaro, Senior Vice President, Investor Relations
T: +1 646-502-1076
email: kerry.calaiaro@aspen.co

AHL: NYSE

Aspen Insurance Holdings Limited

Aspen Insurance Holdings Limited

Basis of Presentation

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2010. Unless otherwise noted, all data is in U.S. dollars millions, except for per share, percentage and ratio information.

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen’s results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure): Operating income is an internal performance measure used by Aspen in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses, including net realized and unrealized gains on interest rate swaps, and after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses on foreign exchange contracts.

Aspen excludes after-tax net realized capital gains or losses, including net realized and unrealized gains on interest rate swaps, and after-tax net foreign exchange gains or losses, including net realized and unrealized gains and losses on foreign exchange contracts, from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. Aspen believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, Aspen believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Aspen’s results of operations in a manner similar to how management analyzes Aspen’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 27 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (“Operating ROE”) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and changes in credit spreads, and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the Group’s non-functional currencies. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore, Aspen believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods.

Aspen presents Operating ROE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 27 for a reconciliation of operating income to net income and page 7 for a reconciliation of average equity.

Diluted Operating Earnings Per Share and Basic Operating Earnings Per Share (a non-GAAP financial measure): Aspen believes that the presentation of diluted operating earnings per share and basic operating earnings per share supports meaningful comparison from period to period and the analysis of normal business operations. Diluted operating earnings per share and basic operating earnings per share is calculated by dividing operating income by the diluted or basic weighted average number of shares outstanding for the period. See page 27 for a reconciliation of diluted and basic operating earnings per share to basic earnings per share.

Diluted book value per ordinary share (a non-GAAP financial measure): Aspen has included diluted book value per ordinary share as it takes into account the effect of dilutive securities; therefore, Aspen believes it is a better measure of calculating shareholder returns than book value per share. Please see page 25 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures): Aspen, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions, premium taxes, licenses and fees, as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from U.S. statutory combined ratios primarily due to the deferral of certain third-party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

Accident Year Loss Ratios (a non-GAAP financial measure): In addition to the underwriting ratios described above, management also uses accident year loss ratios to evaluate current underwriting performance. The accident year loss ratio excludes the effect of prior years’ premium adjustments and reserve developments. This ratio focuses on the relationship between current premiums earned and losses incurred related to the current year. Please see pages 13 and 14 for a reconciliation of accident year loss ratios to underwriting ratios calculated in accordance with U.S. GAAP.

Aspen Insurance Holdings Limited

Financial Highlights

	Three Months Ended September 30,			Nine Months Ended September 30,
(in US$ millions except for percentages, share and per share amounts)	2011	2010	Change	2011	2010	Change

Gross written premium	$495.6	$415.8	19.2%	$1,749.1	$1,664.0	5.1%
Net written premium	$462.6	$377.0	22.7%	$1,497.9	$1,495.9	0.1%
Net earned premium	$486.9	$451.7	7.8%	$1,399.1	$1,399.2	—
Net income/(loss) after tax	$22.2	$92.8	(76.1%)	$(119.3)	$220.0	(154.2%	)
Operating income/(loss) after tax	$56.5	$72.0	(21.5%)	$(72.2)	$180.7	(140.0%	)
Net investment income	$57.3	$58.1	(1.4%)	$171.4	$175.0	(2.1%	)
Underwriting income/(loss)	$16.3	$25.3	(35.6%)	$(225.9)	$39.9	(666.2%	)

Earnings Per Share and Book Value Per Share
Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$0.23	$1.14	(79.8%)	$(1.93)	$2.63	(173.4%	)
Operating income/(loss) adjusted for preference share dividend	$0.71	$0.84	(15.5%)	$(1.27)	$2.12	(159.9%	)
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$0.23	$1.08	(78.7%)	$(1.93)	$2.51	(176.9%	)
Operating income/(loss) adjusted for preference share dividend	$0.70	$0.79	(11.4%)	$(1.27)	$2.03	(162.6%	)
Weighted average number of ordinary shares outstanding (in millions of shares)	70.699	76.723	(7.9%)	70.682	77.133	(8.4%	)
Diluted weighted average number of ordinary shares outstanding (in millions of shares)	73.300	80.363	(8.8%)	70.682	80.782	(12.5%	)
Book value per ordinary share	$39.62	$40.28	(1.6%)	$39.62	$40.28	(1.6%	)
Diluted book value per ordinary share (treasury stock method)	$38.27	$38.22	0.1%	$38.27	$38.22	0.1%
Ordinary shares outstanding at September 30, 2011 and September 30, 2010 (in millions of shares)	70.595	76.642	(7.9%)
Ordinary shares outstanding and dilutive potential ordinary shares at September 30, 2011 and September 30, 2010 (in millions of shares)	73.079	80.809	(9.6%)

Underwriting Ratios
Loss ratio	62.9%	63.3%		83.0%	67.3%
Policy acquisition expense ratio	19.2%	16.7%		18.7%	17.0%
General, administrative and corporate expense ratio	14.6%	14.4%		14.4%	12.9%
Expense ratio	33.8%	31.1%		33.1%	29.9%
Combined ratio	96.7%	94.4%		116.1%	97.2%

Return On Equity
Average equity (1)	$2,389.5	$2,625.7		$2,426.1	$2,597.4
Return on average equity
Net income/(loss) adjusted for preference share dividend	0.7%	3.3%		(5.6%)	7.8%
Operating income/(loss) adjusted for preference share dividend	2.1%	2.5%		(3.7%)	6.3%
Annualized return on average equity
Net income/(loss)	2.8%	13.2%		(7.5%)	10.4%
Operating income/(loss)	8.4%	10.0%		(4.9%)	8.4%

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1)	Average equity excludes the average after-tax unrealized appreciation or depreciation on investments, preference shares and average after-tax unrealized foreign exchange gains or losses.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Quarterly Results

(in US$ millions except for percentages and per share amounts)	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010

UNDERWRITING REVENUES
Gross written premiums	$495.6	$582.2	$671.3	$412.8	$415.8	$545.4	$702.8
Premiums ceded	(33.0)	(56.5)	(161.7)	(17.6)	(38.8)	(6.6)	(122.7)

Net written premiums	462.6	525.7	509.6	395.2	377.0	538.8	580.1
Change in unearned premiums	24.3	(65.9)	(57.2)	104.5	74.7	(58.9)	(112.5)

Net earned premiums	486.9	459.8	452.4	499.7	451.7	479.9	467.6

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	306.2	326.4	528.9	307.4	285.8	276.7	378.8
Policy acquisition expenses	93.4	86.7	81.4	90.6	75.6	77.8	84.5
General, administrative and corporate expenses	71.0	69.6	61.4	78.5	65.0	62.6	52.5

Total underwriting expenses	470.6	482.7	671.7	476.5	426.4	417.1	515.8

Underwriting income/(loss) including corporate expenses	16.3	(22.9)	(219.3)	23.2	25.3	62.8	(48.2)

OTHER OPERATING REVENUE
Net investment income	57.3	58.6	55.5	57.0	58.1	57.5	59.4
Interest expense	(7.7)	(7.7)	(7.7)	(4.8)	(3.9)	(4.0)	(3.8)

Total other operating revenue	49.6	50.9	47.8	52.2	54.2	53.5	55.6

Other (expense)/income	(9.1)	6.8	(8.1)	0.9	0.4	1.7	(0.9)

OPERATING INCOME/(LOSS) BEFORE TAX	56.8	34.8	(179.6)	76.3	79.9	118.0	6.5
OTHER
Net realized and unrealized exchange gains/(losses) (1)	0.3	(7.7)	2.9	(0.1)	3.4	(2.6)	1.5
Net realized and unrealized investment (losses)/gains (2)	(32.9)	(15.7)	8.5	19.7	19.8	5.6	12.3

INCOME/(LOSS) BEFORE TAX	24.2	11.4	(168.2)	95.9	103.1	121.0	20.3
Income tax (expense)/recovery	(2.0)	(1.2)	16.5	(3.2)	(10.3)	(12.1)	(2.0)

NET INCOME/(LOSS) AFTER TAX	22.2	10.2	(151.7)	92.7	92.8	108.9	18.3
Dividends paid on ordinary shares	(10.6)	(10.6)	(10.6)	(11.5)	(11.5)	(11.7)	(11.8)
Dividend paid on preference shares	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)	(5.7)
Proportion of net loss due to non-controlling interest	(0.3)	0.2	0.2	0.2	0.1	—	—

Retained income/(loss)	$5.6	$(5.9)	$(167.8)	$75.7	$75.7	$91.5	$0.8

Components of net income/(loss) after tax
Operating income/(loss)	$56.5	$31.9	$(160.6)	$75.8	$72.0	$105.0	$6.1
Net realized and unrealized exchange (losses)/gains after tax	(0.8)	(4.8)	1.8	0.2	3.0	(1.3)	1.0
Net realized and unrealized investment (losses)/gains after tax	(33.5)	(16.9)	7.1	16.7	17.8	5.2	11.2

NET INCOME/(LOSS) AFTER TAX	$22.2	$10.2	$(151.7)	$92.7	$92.8	$108.9	$18.3

Loss ratio	62.9%	71.0%	116.9%	61.5%	63.3%	57.7%	81.0%
Policy acquisition expense ratio	19.2%	18.9%	18.0%	18.1%	16.7%	16.2%	18.1%
General, administrative and corporate expense ratio	14.6%	15.1%	13.6%	15.7%	14.4%	13.0%	11.2%
Expense ratio	33.8%	34.0%	31.6%	33.8%	31.1%	29.2%	29.3%
Combined ratio	96.7%	105.0%	148.5%	95.3%	94.4%	86.9%	110.3%
Basic earnings/(losses) per share (3)	$0.23	$0.06	$(2.23)	$1.18	$1.14	$1.34	$0.16
Diluted earnings(losses) per share	$0.23	$0.06	$(2.23)	$1.12	$1.08	$1.28	$0.16
Annualized return on average equity
Net income/(loss)	2.8%	0.8%	(25.2% )	13.2%	13.2%	16.4%	2.0%
Operating income/(loss)	8.4%	4.4%	(26.8% )	10.8%	10.0%	15.6%	—

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1)	Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(2)	Includes the net realized and unrealized gains/(losses) from interest-rate swaps.

(3)	Adjusted for preference share dividend and cancellation of preference shares.

Aspen Insurance Holdings Limited

Consolidated Statements of Operations — Year To Date Results

	Nine Months Ended September 30,
(in US$ millions except for percentages)	2011	2010	2009

UNDERWRITING REVENUES
Gross written premiums	$1,749.1	$1,664.0	$1,661.4
Premiums ceded	(251.2)	(168.1)	(208.0)

Net written premiums	1,497.9	1,495.9	1,453.4
Change in unearned premiums	(98.8)	(96.7)	(106.6)

Net earned premiums	1,399.1	1,399.2	1,346.8

UNDERWRITING EXPENSES
Losses and loss adjustment expenses	1,161.5	941.3	720.6
Policy acquisition expenses	261.5	237.9	239.0
General, administrative and corporate expenses	202.0	180.1	172.1

Total underwriting expenses	1,625.0	1,359.3	1,131.7

Underwriting (loss)/income including corporate expenses	(225.9)	39.9	215.1

OTHER OPERATING REVENUE
Net investment income	171.4	175.0	190.3
Interest expense	(23.1)	(11.7)	(11.8)

Total other operating revenue	148.3	163.3	178.5

Other (expense)/income	(10.4)	(1.2)	(0.9)

OPERATING (LOSS)/INCOME BEFORE TAX	(88.0)	202.0	392.7

OTHER
Net realized and unrealized exchange (losses)/gains (1)	(4.5)	2.3	8.7
Net realized and unrealized investment (losses)/gains (2)	(40.1)	40.1	7.2

(LOSS)/INCOME BEFORE TAX	(132.6)	244.4	408.6
Income tax recovery/(expense)	13.3	(24.4)	(61.0)

NET (LOSS)/INCOME AFTER TAX	(119.3)	220.0	347.6
Dividends paid on ordinary shares	(31.8)	(35.0)	(37.2)
Dividends paid on preference shares	(17.1)	(17.1)	(18.3)
Proportion of net loss due to non-controlling interest	0.1	—	—

Retained (loss)/income	$(168.1)	$167.9	$292.1

Components of net income after tax
Operating (loss)/income	$(72.2)	$180.7	$335.1
Net realized and unrealized exchange (losses)/gains after tax	(3.8)	2.7	8.7
Net realized and unrealized investment (losses)/gains after tax	(43.3)	36.6	3.8

NET (LOSS)/INCOME AFTER TAX	$(119.3)	$220.0	$347.6

Loss ratio	83.0%	67.3%	53.5%
Policy acquisition expense ratio	18.7%	17.0%	17.7%
General, administrative and corporate expense ratio	14.4%	12.9%	12.8%
Expense ratio	33.1%	29.9%	30.5%
Combined ratio	116.1%	97.2%	84.0%

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1)	Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(2)	Includes the net realized and unrealized gains/(losses) from interest-rate swaps.

Aspen Insurance Holdings Limited
Consolidated Balance Sheets

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(in US$ millions except for per share amounts)	2011	2011	2011	2010	2010	2010	2010

ASSETS
Investments
Fixed income maturities	$5,992.8	$5,972.8	$5,896.1	$5,766.6	$5,963.1	$5,753.6	$5,661.8
Equity securities	163.8	178.1	173.5	—	—	—	—
Other investments	32.3	30.0	30.1	30.0	28.7	27.8	27.5
Short-term investments	295.9	202.8	187.6	289.7	299.5	304.3	251.9

Total investments	6,484.8	6,383.7	6,287.3	6,086.3	6,291.3	6,085.7	5,941.2
Cash and cash equivalents	1,038.8	1,074.1	1,116.9	1,179.1	914.3	726.1	701.4
Reinsurance recoverables
Unpaid losses	357.7	359.3	334.0	279.9	263.8	247.6	262.9
Ceded unearned premiums	129.9	146.2	167.4	62.4	43.4	106.2	210.2
Receivables
Underwriting premiums	957.2	1,054.3	940.0	821.7	880.7	981.0	914.0
Other	69.3	70.0	62.8	67.9	81.9	73.4	62.2
Funds withheld	65.1	81.9	86.3	83.3	79.0	83.5	73.6
Deferred policy acquisition costs	207.1	204.9	191.0	166.8	187.2	201.2	202.7
Derivatives at fair value	5.8	5.7	7.4	6.8	1.5	4.3	4.9
Receivable for securities sold	0.5	21.2	10.6	0.2	2.1	16.9	13.5
Office properties and equipment	49.5	45.0	38.6	34.8	32.3	28.4	27.6
Income tax receivable	2.5	19.9	5.2	—	—	—	6.3
Other assets	31.2	30.2	29.4	21.9	20.7	16.0	14.9
Intangible assets	20.3	20.5	20.7	21.0	21.4	11.5	12.0

Total assets	$9,419.7	$9,516.9	$9,297.6	$8,832.1	$8,819.6	$8,581.8	$8,447.4

LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	$4,399.4	$4,391.7	$4,229.3	$3,820.5	$3,672.2	$3,485.7	$3,452.0
Unearned premiums	1,014.5	1,086.2	1,028.3	859.0	951.6	1,061.2	1,107.8

Total insurance reserves	5,413.9	5,477.9	5,257.6	4,679.5	4,623.8	4,546.9	4,559.8

Payables
Reinsurance premiums	135.2	181.6	226.9	113.7	141.9	159.3	193.2
Taxation	35.2	49.1	45.3	60.2	91.7	74.2	83.7
Accrued expenses and other payables	186.0	204.8	214.5	238.0	268.0	242.3	213.5
Liabilities under derivative contracts	—	—	3.5	—	3.8	5.6	7.4

Total payables	356.4	435.5	490.2	411.9	505.4	481.4	497.8

Long-term debt	498.9	498.9	498.8	498.8	249.7	249.6	249.6

Total liabilities	6,269.2	6,412.3	6,246.6	5,590.2	5,378.9	5,277.9	5,307.2

SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Non-controlling interest	0.3	0.1	0.3	0.5	0.6	—	—
Preference shares	—	—	—	—	—	—	—
Additional paid-in capital	1,381.8	1,388.2	1,388.2	1,388.3	1,561.5	1,566.2	1,565.0
Retained earnings	1,360.6	1,355.0	1,360.9	1,528.7	1,452.9	1,377.3	1,285.8
Accumulated other comprehensive income, net of taxes	407.7	361.2	301.5	324.3	425.6	360.3	289.3

Total shareholders’ equity	3,150.5	3,104.6	3,051.0	3,241.9	3,440.7	3,303.9	3,140.2

Total liabilities and shareholders’ equity	$9,419.7	$9,516.9	$9,297.6	$8,832.1	$8,819.6	$8,581.8	$8,447.4

Book value per ordinary share	$39.62	$38.84	$38.14	$40.96	$40.28	$38.46	$36.07

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Earnings Per Share and Book Value Per Share

	Three Months Ended		Nine Months Ended
(in US$ except for number of shares)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$0.23	$1.14	$(1.93)	$2.63
Operating income/(loss) adjusted for preference share dividend	$0.71	$0.84	$(1.27)	$2.12
Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend and cancellation of preference shares	$0.23	$1.08	$(1.93)	$2.51
Operating income/(loss) adjusted for preference share dividend	$0.70	$0.79	$(1.27)	$2.03
Weighted average number of ordinary shares outstanding (in millions)	70.699	76.723	70.682	77.133
Weighted average number of ordinary shares outstanding and dilutive potential ordinary shares (in millions)	73.300	80.363	70.682	80.782
Book value per ordinary share	$39.62	$40.28	$39.62	$40.28
Diluted book value per ordinary share (treasury stock method)	$38.27	$38.22	$38.27	$38.22
Ordinary shares outstanding at end of the period (in millions)	70.595	76.642	70.595	76.642
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period (treasury stock method) (in millions)	73.079	80.809	73.079	80.809

The basic and diluted number of ordinary shares for the nine months ended September 30, 2011 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

See pages 7, 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

Aspen Insurance Holdings Limited

Return On Average Equity

	Three Months Ended		Nine Months Ended
(in US$ millions except for percentages)	September 30, 2011	September 30, 2010	September 30, 2011		September 30, 2010

Average shareholders’ equity	$3,127.6	$3,372.3	$3,125.2		$3,282.5
Average preference shares	(353.6)	(353.6)	(353.6)		(353.6)
Average cumulative foreign currency translation adjustments, net of taxes	(122.4)	(108.3)	(120.5)		(108.7)
Average unrealized (appreciation)/depreciation on investments, net of taxes	(262.1)	(284.7)	(225.0)		(222.8)

Average equity	$2,389.5	$2,625.7	$2,426.1		$2,597.4

Return on average equity:
Net income/(loss) adjusted for preference share dividend	0.7%	3.3%	(5.6%	)	7.8%
Operating income/(loss) adjusted for preference share dividend	2.1%	2.5%	(3.7%	)	6.3%
Annualized return on average equity:
Net income/(loss)	2.8%	13.2%	(7.5%	)	10.4%
Operating income/(loss)	8.4%	10.0%	(4.9%	)	8.4%
Components of return on average equity:
Return on average equity from underwriting activity(1)	0.7%	1.0%	(9.3%	)	1.5%
Return on average equity from investment and other activity(2)	1.5%	1.8%	5.0%		5.6%
Pre-tax operating income/(loss) return on average equity	2.1%	2.7%	(4.3%	)	7.1%
Post-tax operating income/(loss) return on average equity(3)	2.1%	2.4%	(3.7%	)	6.3%

See pages 25 and 27 for a reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures.

(1)   Calculated by using underwriting income.

(2)   Calculated by using total other operating revenue and other income/(expense) adjusted for preference share dividend.

(3)   Calculated by using operating income after-tax adjusted for preference share dividend.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Three Months Ended September 30, 2011			Three Months Ended September 30, 2010
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$276.1	$219.5	$495.6	$236.0	$179.8	$415.8
Net written premiums	270.5	192.1	462.6	229.6	147.4	377.0
Gross earned premiums	303.2	246.7	549.9	277.9	225.4	503.3
Net earned premiums	279.6	207.3	486.9	267.5	184.2	451.7
Losses and loss adjustment expenses	188.8	117.4	306.2	143.5	142.3	285.8
Policy acquisition expenses	51.8	41.6	93.4	43.9	31.7	75.6
General and administrative expenses	26.3	34.3	60.6	27.1	23.6	50.7

Underwriting income/(loss)	$12.7	$14.0	$26.7	$53.0	$(13.4)	$39.6

Net investment income			57.3			58.1
Net realized and unrealized investment (losses)/gains(1)			(32.9)			19.8
Corporate (expenses)			(10.4)			(14.3)
Other (expense)/income			(9.1)			0.4
Interest (expenses)			(7.7)			(3.9)
Net realized and unrealized foreign exchange gains(2)			0.3			3.4

Income before income taxes			$24.2			$103.1
Income tax (expense)			(2.0)			(10.3)

Net income			$22.2			$92.8

Ratios
Loss ratio	67.5%	56.6%	62.9%	53.6%	77.3%	63.3%
Policy acquisition expense ratio	18.5%	20.1%	19.2%	16.4%	17.2%	16.7%
General and administrative expense ratio(3)	9.4%	16.5%	14.6%	10.1%	12.8%	14.4%
Expense ratio	27.9%	36.6%	33.8%	26.5%	30.0%	31.1%
Combined ratio	95.4%	93.2%	96.7%	80.1%	107.3%	94.4%

(1)	Includes the net realized and unrealized gains/(losses) from interest-rate swaps.

(2)	Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3)	The total group general and administrative expense ratio includes the impact from corporate expenses.

Aspen Insurance Holdings Limited

Consolidated Underwriting Results by Operating Segment

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
(in US$ millions except for percentages)	Reinsurance	Insurance	Total	Reinsurance	Insurance	Total

Gross written premiums	$1,001.2	$747.9	$1,749.1	$1,009.4	$654.6	$1,664.0
Net written premiums	915.8	582.1	1,497.9	970.0	525.9	1,495.9
Gross earned premiums	878.7	704.8	1,583.5	882.5	661.4	1,543.9
Net earned premiums	819.6	579.5	1,399.1	849.7	549.5	1,399.2
Losses and loss adjustment expenses	805.2	356.3	1,161.5	546.7	394.6	941.3
Policy acquisition expenses	150.3	111.2	261.5	143.6	94.3	237.9
General and administrative expenses	77.2	92.7	169.9	79.5	65.9	145.4

Underwriting (loss)/income	$(213.1)	$19.3	$(193.8)	$79.9	$(5.3)	$74.6

Net investment income			171.4			175.0
Net realized and unrealized investment (losses)/gains(1)			(40.1)			40.1
Corporate (expenses)			(32.1)			(34.7)
Other (expenses)			(10.4)			(1.2)
Interest (expenses)			(23.1)			(11.7)
Net realized and unrealized foreign exchange (losses)/income(2)			(4.5)			2.3

(Loss)/income before income tax			$(132.6)			$244.4
Income tax recovery/(expense)			13.3			(24.4)

Net (loss)/income			$(119.3)			$220.0

Ratios
Loss ratio	98.2%	61.5%	83.0%	64.3%	71.8%	67.3%
Policy acquisition expense ratio	18.3%	19.2%	18.7%	16.9%	17.2%	17.0%
General and administrative expense ratio(3)	9.4%	16.0%	14.4%	9.4%	12.0%	12.9%
Expense ratio	27.7%	35.2%	33.1%	26.3%	29.2%	29.9%
Combined ratio	125.9%	96.7%	116.1%	90.6%	101.0%	97.2%

(1)	Includes the net realized and unrealized gains/(losses) from interest-rate swaps.

(2)	Includes the net realized and unrealized gains/(losses) from foreign exchange contracts.

(3)	The total group general and administrative expense ratio includes the impact from corporate expenses.

Aspen Insurance Holdings Limited

Reinsurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010

Gross written premiums	$276.1	$288.0	$437.1	$152.8	$236.0	$283.3	$490.1
Net written premiums	270.5	256.9	388.4	148.5	229.6	279.1	461.3
Gross earned premiums	303.2	290.7	284.8	303.9	277.9	302.7	301.9
Net earned premiums	279.6	268.0	272.0	292.1	267.5	291.2	291.0
Net losses and loss adjustment expenses	188.8	206.3	410.1	146.8	143.5	146.4	256.8
Policy acquisition expenses	51.8	49.1	49.4	58.8	43.9	47.3	52.4
General and administrative expenses	26.3	26.4	24.5	32.8	27.1	30.1	22.3

Underwriting income/(income)	$12.7	$(13.8)	$(212.0)	$53.7	$53.0	$67.4	$(40.5)

Ratios
Loss ratio	67.5%	77.0%	150.8%	50.3%	53.6%	50.3%	88.2%
Policy acquisition expense ratio	18.5%	18.3%	18.2%	20.1%	16.4%	16.2%	18.0%
General and administrative expense ratio	9.4%	9.9%	9.0%	11.2%	10.1%	10.3%	7.7%
Expense ratio	27.9%	28.2%	27.2%	31.3%	26.5%	26.5%	25.7%
Combined ratio	95.4%	105.2%	178.0%	81.6%	80.1%	76.8%	113.9%

Aspen Insurance Holdings Limited

Insurance Segment — Quarterly Results

(in US$ millions except for percentages)	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010

Gross written premiums	$219.5	$294.2	$234.2	$260.0	$179.8	$262.1	$212.7
Net written premiums	192.1	268.8	121.2	246.7	147.4	259.7	118.8
Gross earned premiums	246.7	234.1	224.0	246.5	225.4	220.8	215.2
Net earned premiums	207.3	191.8	180.4	207.6	184.2	188.7	176.6
Net losses and loss adjustment expenses	117.4	120.1	118.8	160.6	142.3	130.3	122.0
Policy acquisition expenses	41.6	37.6	32.0	31.8	31.7	30.5	32.1
General and administrative expenses	34.3	29.2	29.2	33.5	23.6	21.9	20.4

Underwriting income/(loss)	$14.0	$4.9	$0.4	$(18.3)	$(13.4)	$6.0	$2.1

Ratios
Loss ratio	56.6%	62.6%	65.9%	77.4%	77.3%	69.1%	69.1%
Policy acquisition expense ratio	20.1%	19.6%	17.7%	15.3%	17.2%	16.2%	18.2%
General and administrative expense ratio	16.5%	15.2%	16.2%	16.1%	12.8%	11.6%	11.6%
Expense ratio	36.6%	34.8%	33.9%	31.4%	30.0%	27.8%	29.8%
Combined ratio	93.2%	97.4%	99.8%	108.8%	107.3%	96.9%	98.9%

Aspen Insurance Holdings Limited

Written and Earned Premiums by Segment and Line of Business

(in US$ millions)	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010

Gross Written Premium

Reinsurance

Property Catastrophe Reinsurance	$53.5	$93.0	$151.0	$4.2	$51.3	$91.2	$146.2
Other Property Reinsurance	78.6	70.9	64.8	48.2	66.3	80.7	73.7
Casualty Reinsurance	83.4	44.6	138.6	44.5	70.0	51.5	174.5
Specialty Reinsurance	60.6	79.5	82.7	55.9	48.4	59.9	95.7

Total Reinsurance	$276.1	$288.0	$437.1	$152.8	$236.0	$283.3	$490.1

Insurance

Property Insurance	$42.5	$73.6	$38.6	$28.7	$37.0	$69.3	$36.7
Casualty Insurance	38.1	32.9	19.6	42.7	33.1	39.8	32.6
Marine, Energy and Transportation Insurance	70.5	130.3	123.8	136.3	70.1	118.1	110.6
Financial and Professional Lines Insurance	68.4	57.4	52.2	52.3	39.6	34.9	32.8

Total Insurance	$219.5	$294.2	$234.2	$260.0	$179.8	$262.1	$212.7

Total Gross Written Premiums	$495.6	$582.2	$671.3	$412.8	$415.8	$545.4	$702.8

Net Written Premium

Reinsurance

Property Catastrophe Reinsurance	$53.5	$69.6	$116.1	$3.9	$45.4	$88.1	$130.9
Other Property Reinsurance	73.8	63.5	53.3	46.1	65.3	79.6	65.5
Casualty Reinsurance	82.6	44.3	136.4	44.5	70.0	51.3	169.6
Specialty Reinsurance	60.6	79.5	82.6	54.0	48.9	60.1	95.3

Total Reinsurance	$270.5	$256.9	$388.4	$148.5	$229.6	$279.1	$461.3

Insurance

Property Insurance	$31.2	$65.2	$1.6	$25.3	$30.7	$62.4	$14.9
Casualty Insurance	31.2	24.9	10.5	36.4	20.6	41.7	27.4
Marine, Energy and Transportation Insurance	59.8	121.5	98.8	136.0	57.5	130.8	70.3
Financial and Professional Lines Insurance	69.9	57.2	10.3	49.0	38.6	24.8	6.2

Total Insurance	$192.1	$268.8	$121.2	$246.7	$147.4	$259.7	$118.8

Total Net Written Premiums	$462.6	$525.7	$509.6	$395.2	$377.0	$538.8	$580.1

Net Earned Premium

Reinsurance

Property Catastrophe Reinsurance	$52.1	$58.5	$71.6	$63.1	$66.5	$66.2	$70.6
Other Property Reinsurance	64.4	57.0	60.1	63.0	61.0	67.8	63.5
Casualty Reinsurance	95.3	75.7	82.4	90.0	84.8	90.3	89.0
Specialty Reinsurance	67.8	76.8	57.9	76.0	55.2	66.9	67.9

Total Reinsurance	$279.6	$268.0	$272.0	$292.1	$267.5	$291.2	$291.0

Insurance

Property Insurance	$28.0	$29.1	$28.2	$31.0	$33.2	$30.1	$25.8
Casualty Insurance	25.4	26.5	25.4	26.7	24.9	39.8	38.9
Marine, Energy and Transportation Insurance	96.6	99.2	93.3	124.3	94.6	97.4	94.3
Financial and Professional Lines Insurance	57.3	37.0	33.5	25.6	31.5	21.4	17.6

Total Insurance	$207.3	$191.8	$180.4	$207.6	$184.2	$188.7	$176.6

Total Net Earned Premiums	$486.9	$459.8	$452.4	$499.7	$451.7	$479.9	$467.6

Aspen Insurance Holdings Limited

Accident Year Ratios

	Three Months Ended September 30, 2011				Three Months Ended September 30, 2010
	Reinsurance	Insurance		Total	Reinsurance		Insurance		Total

Before Accident Year Adjustment
Loss ratio	67.5%	56.6%		62.9%	53.6%		77.3%		63.3%
Policy acquisition expense ratio	18.5%	20.1%		19.2%	16.4%		17.2%		16.7%
General and administrative expense ratio(1)	9.4%	16.5%		14.6%	10.1%		12.8%		14.4%
Expense ratio	27.9%	36.6%		33.8%	26.5%		30.0%		31.1%

Combined ratio	95.4%	93.2%		96.7%	80.1%		107.3%		94.4%

Accident Year Adjustment
Loss ratio	8.7%	4.5%		6.9%	2.7%		(4.1%	)	—
Policy acquisition expense ratio	0.2%	(0.4%	)	—	(0.2%	)	(0.4%	)	(0.3%	)
General and administrative expense ratio(1)	0.6%	0.7%		0.8%	0.3%		0.4%		0.4%
Expense ratio	0.8%	0.3%		0.8%	0.1%		—		0.1%

Combined ratio	9.5%	4.8%		7.7%	2.8%		(4.1%	)	0.1%

Accident Year Ratios
Current accident year loss ratio	76.2%	61.1%		69.8%	56.3%		73.2%		63.3%
Policy acquisition expense ratio	18.7%	19.7%		19.2%	16.2%		16.8%		16.4%
General and administrative expense ratio(1)	10.0%	17.2%		15.4%	10.4%		13.2%		14.8%
Expense ratio	28.7%	36.9%		34.6%	26.6%		30.0%		31.2%

Combined ratio	104.9%	98.0%		104.4%	82.9%		103.2%		94.5%

(1)	The total group general and administrative expense ratio includes the impact from corporate expenses.

Aspen Insurance Holdings Limited

Accident Year Ratios

	Nine Months Ended September 30, 2011						Nine Months Ended September 30, 2010
	Reinsurance		Insurance		Total		Reinsurance		Insurance		Total

Before Accident Year Adjustment
Loss ratio	98.2%		61.5%		83.0%		64.3%		71.8%		67.3%
Policy acquisition expense ratio	18.3%		19.2%		18.7%		16.9%		17.2%		17.0%
General and administrative expense ratio(1)	9.4%		16.0%		14.4%		9.4%		12.0%		12.9%
Expense ratio	27.7%		35.2%		33.1%		26.3%		29.2%		29.9%

Combined ratio	125.9%		96.7%		116.1%		90.6%		101.0%		97.2%

Accident Year Adjustment
Loss ratio	9.9%		2.5%		6.6%		5.4%		(3.0%	)	2.1%
Policy acquisition expense ratio	(0.4%	)	(0.1%	)	(0.3%	)	(0.1%	)	(0.1%	)	(0.1%	)
General and administrative expense ratio(1)	0.3%		0.1%		0.3%		0.3%		0.2%		0.3%
Expense ratio	(0.1%	)	—		—		0.2%		0.1%		0.2%

Combined ratio	9.8%		2.5%		6.6%		5.6%		(2.9%	)	2.3%

Accident Year Ratios
Current accident year loss ratio	108.1%		64.0%		89.6%		69.7%		68.8%		69.4%
Policy acquisition expense ratio	17.9%		19.1%		18.4%		16.8%		17.1%		16.9%
General and administrative expense ratio(1)	9.7%		16.1%		14.7%		9.7%		12.2%		13.2%
Expense ratio	27.6%		35.2%		33.1%		26.5%		29.3%		30.1%

Combined ratio	135.7%		99.2%		122.7%		96.2%		98.1%		99.5%

(1)	The total group general and administrative expense ratio includes the impact from corporate expenses.

Aspen Insurance Holdings Limited

Consolidated Statements of Changes in Shareholders’ Equity

	Nine Months Ended September 30,
(in US$ millions)	2011	2010

Ordinary shares
Beginning and end of period	$0.1	$0.1

Preference shares
Beginning and end of period	—	—

Non-Controlling Interest
Beginning of period	0.5	—
Change in non-controlling interest for the period	(0.2)	0.6

End of period	0.3	0.6

Additional paid-in capital
Beginning of period	1,388.3	1,763.0
New shares issued	0.5	—
Ordinary shares repurchased	(8.1)	(208.0)
Share-based compensation	1.1	6.5

End of period	1,381.8	1,561.5

Retained earnings
Beginning of period	1,528.7	1,285.0
Net (loss)/income for the period	(119.3)	220.0
Dividends paid on ordinary and preference shares	(48.9)	(52.1)
Proportion of net loss due to non-controlling interest	0.1	—

End of period	1,360.6	1,452.9

Accumulated other comprehensive income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	113.4	103.4
Change for the period	0.3	6.7

End of period	113.7	110.1

Loss on derivatives:
Beginning of period	(1.0)	(1.2)
Reclassification to interest payable	0.2	0.2

End of period	(0.8)	(1.0)

Unrealized appreciation/(depreciation) on investments, net of taxes:
Beginning of period	211.9	155.1
Change for the period	82.9	161.4

End of period	294.8	316.5

Total accumulated other comprehensive income	407.7	425.6

Total shareholders’ equity	$3,150.5	$3,440.7

Aspen Insurance Holdings Limited

Consolidated Statements of Comprehensive Income

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in US$ millions)	2011	2010	2011	2010

Net income/(loss)	$22.2	$92.8	$(119.3)	$220.0

Other comprehensive income/(loss), net of taxes:
Available for sale investments:
Reclassification adjustment for net realized (gains)/losses included in net income	(5.2)	(2.3)	(13.6)	(10.7)
Change in net unrealized gains and losses on available for sale securities held	69.0	63.8	96.5	172.1
Loss on derivatives reclassified to interest expense	0.1	0.2	0.2	0.2
Change in foreign currency translation adjustment	(17.4)	3.6	0.3	6.7

Other comprehensive income	46.5	65.3	83.4	168.3

Comprehensive income/(loss)	$68.7	$158.1	$(35.9)	$388.3

Aspen Insurance Holdings Limited

Condensed Consolidated Statements of Cash Flows

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in US$ millions)	2011	2010	2011	2010

Net cash from/(used in) operating activities	$84.4	$254.4	$278.4	$502.3
Net cash from/(used in) investing activities	(88.6)	(47.1)	(368.4)	(81.1)
Net cash from/(used in) financing activities	(22.7)	(24.6)	(56.5)	(259.5)
Effect of exchange rate movements on cash and cash equivalents	(8.4)	5.5	6.2	4.2

(Decrease)/increase in cash and cash equivalents	(35.3)	188.2	(140.3)	165.9
Cash at beginning of period	1,074.1	726.1	1,179.1	748.4

Cash at end of period	$1,038.8	$914.3	$1,038.8	$914.3

Aspen Insurance Holdings Limited

Reserves for Losses and Loss Adjustment Expenses

	For the Nine Months Ended	For the Twelve Months Ended
(in US$ millions)	September 30, 2011	December 31, 2010

Provision for losses and loss adjustment expenses at the start of the period	$3,820.5	$3,331.1
Reinsurance recoverables	(279.9)	(321.5)

Net loss and loss adjustment expenses at the start of the period	3,540.6	3,009.6

Net loss and loss adjustment expenses disposed	(23.4)	(35.5)

Provision for losses and loss adjustment expenses for claims incurred
Current period	1,231.8	1,270.1
Prior period release	(70.3)	(21.4)

Total incurred	1,161.5	1,248.7

Losses and loss adjustment expenses payments for claims incurred	(646.0)	(666.8)

Foreign exchange losses/(gains)	9.0	(15.4)

Net loss and loss adjustment expenses reserves at the end of the period	4,041.7	3,540.6
Reinsurance recoverables on unpaid losses at the end of the period	357.7	279.9

Gross loss and loss adjustment expenses reserves at the end of the period	$4,399.4	$3,820.5

Aspen Insurance Holdings Limited

Reserves by Operating Segment

	As At September 30, 2011			As At December 31, 2010
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$2,831.7	$(118.4)	$2,713.3	$2,343.8	$(60.7)	$2,283.1
Insurance	1,567.7	(239.3)	1,328.4	1,476.7	(219.2)	1,257.5

Total losses and loss adjustment expense reserves	$4,399.4	$(357.7)	$4,041.7	$3,820.5	$(279.9)	$3,540.6

Aspen Insurance Holdings Limited

Prior Year Reserve Releases

	Three Months Ended September 30, 2011			Three Months Ended September 30, 2010
		Reinsurance			Reinsurance
(in US$ millions)	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$10.1	$1.6	$11.7	$2.8	$0.5	$3.3
Insurance	(6.1)	10.0	3.9	(9.1)	(0.4)	(9.5)

Release/(strengthening) in reserves for prior years during the period	$4.0	$11.6	$15.6	$(6.3)	$0.1	$(6.2)

	Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
		Reinsurance			Reinsurance
	Gross	Recoverables	Net	Gross	Recoverables	Net

Reinsurance	$56.1	$1.7	$57.8	$32.1	$(2.6)	$29.5
Insurance	(21.6)	34.1	12.5	(25.0)	4.3	(20.7)

Release in reserves for prior years during the period	$34.5	$35.8	$70.3	$7.1	$1.7	$8.8

Aspen Insurance Holdings Limited

Ratings of Reinsurers

(in US$ millions except for percentages)	As at September 30, 2011		As at December 31, 2010

S&P
AA+	$6.9	1.9%	$7.5	2.7%
AA−	81.6	22.8%	73.4	26.2%
A+	147.4	41.2%	133.0	47.5%
A	16.8	4.7%	12.9	4.6%
A−	21.2	5.9%	11.3	4.1%
BBB+	—	—	2.5	0.9%
BBB	—	—	0.6	0.2%
F (1)	0.6	0.2%	—	—
Fully collateralized	50.0	14.0%	—	—
Not rated	33.2	9.3%	38.7	13.8%

	$357.7	100.0%	$279.9	100.0%

A.M. Best
A++	$6.9	1.9%	$7.5	2.7%
A+	86.1	24.1%	74.0	26.4%
A	186.7	52.1%	173.5	62.0%
A−	13.5	3.8%	15.7	5.6%
F (1)	0.6	0.2%	0.7	0.3%
Fully collateralized	50.0	14.0%	—	—
Not rated	13.9	3.9%	8.5	3.0%

	$357.7	100.0%	$279.9	100.0%

(1)	The rating of “F” denotes liquidation. We have not reduced the carrying value of the recoverable from this particular reinsurer as a trust account exists to replace the potentially insufficient reserves.

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As At September 30, 2011
		Gross	Gross	Fair	As At	As At	As At	As At	As At
	Amortized	Unrealized	Unrealized	Market	September 30,	June 30,	March 31,	December 31,	September 30,
(in US$ millions except for percentages)	Cost	Gains	Losses	Value	2011	2011	2011	2010	2010

Marketable Securities — Available For Sale
U.S. government securities	$830.8	$58.7	$(0.1)	$889.4	11.8%	10.3%	10.6%	9.9%	10.9%
U.S. agency securities	256.6	24.9	—	281.5	3.7%	3.8%	3.9%	4.1%	4.7%
Municipal securities	34.2	2.3	—	36.5	0.5%	0.4%	0.3%	0.4%	0.5%
Corporate securities	1,842.1	130.1	(3.9)	1,968.3	26.0%	26.6%	26.4%	27.0%	28.1%
Foreign government securities	653.3	27.9	—	681.2	9.0%	9.9%	9.7%	8.4%	8.2%
Asset-backed securities	54.0	5.0	—	59.0	0.8%	0.8%	0.8%	0.8%	1.0%
FDIC guaranteed securities	93.0	0.6	—	93.6	1.2%	1.5%	1.6%	1.7%	1.9%
Bonds backed by foreign government	185.6	5.6	—	191.2	2.5%	2.6%	3.0%	3.1%	3.3%
Mortgage-backed securities	1,325.6	82.5	(0.1)	1,408.0	18.6%	18.6%	17.9%	17.8%	17.9%

Total fixed income maturities	5,275.2	337.6	(4.1)	5,608.7	74.1%	74.5%	74.2%	73.2%	76.5%
Short-term investments	290.6	—	—	290.6	3.8%	2.7%	2.4%	3.9%	4.1%
Equity securities	167.6	6.9	(10.7)	163.8	2.2%	2.4%	2.3%	—	—

Total Available For Sale	$5,733.4	$344.5	$(14.8)	$6,063.1	80.1%	79.6%	78.9%	77.1%	80.6%

Marketable Securities — Trading
U.S. government securities	$16.5	$1.5	—	$18.0	0.2%	0.1%	0.1%	0.7%	0.6%
U.S. agency securities	1.5	0.2	—	1.7	—	—	—	—	—
Municipal securities	2.8	0.1	—	2.9	—	—	—	0.1%	—
Corporate securities	335.4	15.2	(4.5)	346.1	4.6%	4.8%	4.6%	4.6%	4.8%
Foreign government securities	9.2	0.5	(0.1)	9.6	0.1%	0.1%	0.1%	0.1%	0.1%
Asset-backed securities	5.8	—	—	5.8	0.1%	0.1%	0.1%	0.1%	0.1%

Total fixed income maturities	371.2	17.5	(4.6)	384.1	5.0%	5.1%	4.9%	5.6%	5.6%
Short-term investments	5.3	—	—	5.3	0.1%	0.0%	0.1%	0.1%	—

Total Trading	$376.5	$17.5	$(4.6)	$389.4	5.1%	5.1%	5.0%	5.7%	5.6%

Other investments				$32.3	0.4%	0.4%	0.4%	0.4%	0.4%

Cash				1,038.8	13.7%	14.2%	15.0%	16.1%	12.6%
Accrued interest				53.6	0.7%	0.7%	0.7%	0.7%	0.8%

Total Cash and Accrued Interest				$1,092.4	14.4%	14.9%	15.7%	16.8%	13.4%

Total Cash and Investments				$7,577.2	100.0%	100.0%	100.0%	100.0%	100.0%

Aspen Insurance Holdings Limited

Consolidated Investment Portfolio

	As At September 30, 2011		As At December 31, 2010
	Amortized	Fair Market	Amortized	Fair Market
(in US$ millions)	Cost	Value	Cost	Value

Maturity of Available For Sale Portfolio
Due in one year or less	$627.3	$633.0	$337.7	$343.8
Due after one year through five years	2,064.5	2,174.2	2,236.3	2,330.9
Due after five years through ten years	1,102.4	1,216.8	1,146.6	1,222.2
Due after ten years	101.4	117.7	100.1	104.1

Subtotal	3,895.6	4,141.7	3,820.7	4,001.0
Non-agency commercial mortgage-backed securities	87.4	94.4	119.7	128.1
Agency mortgage-backed securities	1,238.2	1,313.6	1,126.4	1,172.5
Other asset-backed securities	54.0	59.0	54.0	58.8

Total	$5,275.2	$5,608.7	$5,120.8	$5,360.4

Aspen Insurance Holdings Limited

Investment Analysis

(in US$ millions except for percentages)	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010

Net investment income from fixed income investments and cash	$55.6	$55.6	$55.3	$57.0	$58.1	$57.5	$59.4
Net investment income from equity securities	1.7	3.0	0.2	—	—	—	—

Net investment income	57.3	58.6	55.5	57.0	58.1	57.5	59.4
Net realized and unrealized investment gains (1)	3.2	9.8	8.4	10.5	22.1	5.7	12.6
Other-than-temporary impairment charges	—	—	—	—	—	—	(0.3)
Change in unrealized gains/(losses) on available for sale investments (gross of tax)	71.6	52.1	(33.6)	(122.1)	68.3	82.4	25.3

Total return on investments	$132.1	$120.5	$30.3	$(54.6)	$148.5	$145.6	$97.0

Portfolio Characteristics
Fixed income portfolio book yield	3.54%	3.64%	3.65%	3.70%	3.91%	4.05%	4.23%
Fixed income portfolio duration	3.1 years	3.1 years	3.2 years	3.3 years	3.1 years	3.0 years	3.3 years

(1)	Excludes the net realized and unrealized gains/(losses) from the interest-rate swaps and includes the net realized and unrealized gains/(losses) on the trading portfolio.

Aspen Insurance Holdings Limited

Book Value Per Ordinary Share

(in US$ millions except for number of shares and per share amounts)	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009

Net assets	$3,150.5	$3,104.6	$3,051.0	$3,241.9	$3,440.7	$3,303.9	$3,140.2	$3,305.4

Less: Preference shares	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)	(353.6)

Total	$2,796.9	$2,751.0	$2,697.4	$2,888.3	$3,087.1	$2,950.3	$2,786.6	$2,951.8

Ordinary shares outstanding (in millions)	70.595	70.833	70.731	70.508	76.642	76.701	77.258	83.328

Ordinary shares and dilutive potential ordinary shares (in millions)	73.079	73.492	73.599	74.253	80.765	79.831	80.889	86.465

Book value per ordinary share	$39.62	$38.84	$38.14	$40.96	$40.28	$38.46	$36.07	$35.42

Diluted book value per ordinary share (treasury stock method)	$38.27	$37.43	$36.65	$38.90	$38.22	$36.96	$34.45	$34.14

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

Aspen Insurance Holdings Limited

Diluted Share Analysis

	Three Months Ended September 30,		Nine Months Ended September 30,
	2011	2010	2011	2010

Weighted average ordinary shares outstanding (millions)
Basic	70.699	76.723	70.682	77.133
Dilutive share equivalents:
Employee options	0.539	0.845	—	0.865
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.092	0.411	—	0.396
Performance shares	1.622	2.066	—	2.111
Restricted share units	0.348	0.265	—	0.259
PIERS(1)	—	0.053	—	0.018

Weighted average diluted shares outstanding	73.300	80.363	70.682	80.782

The basic and diluted number of ordinary shares for the nine months ended September 30, 2011 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to purchase the Company’s ordinary shares at the average market price during the period of calculation.

(1)	Preferred Income Equity Replacement Securities (PIERS)

Aspen Insurance Holdings Limited

Operating Income/(Loss) Reconciliation

Net income/(loss) is adjusted to exclude after-tax change in net foreign exchange gains and losses and realized gains and losses in investments.

	Three Months Ended		Nine Months Ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

(in US$ millions except where stated)
Net income/(loss) as reported	$22.2	$92.8	($119.3)	$220.0
Preference share dividends	(5.7)	(5.7)	(17.1)	(17.1)

Net income/(loss) available to ordinary shareholders	16.5	87.1	(136.4)	202.9
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.8	(3.0)	3.8	(2.7)
Net realized losses/(gains) on investments	33.5	(17.8)	43.3	(36.6)

Operating income/(loss) after tax available to ordinary shareholders	50.8	66.3	(89.3)	163.6
Tax on operating income	0.3	5.6	(15.8)	21.3

Operating income/(loss) before tax available to ordinary shareholders	$51.1	$71.9	($105.1)	$184.9

Weighted average ordinary shares outstanding (millions)
Basic	70.699	76.723	70.682	77.133
Dilutive share equivalents:
Employee options	0.539	0.845	—	0.865
Options issued to Appleby Trust (Bermuda) Limited (Names Trust)	0.092	0.411	—	0.396
Performance shares	1.622	2.066	—	2.111
Restricted share units	0.348	0.265	—	0.259
PIERS(1)	—	0.053	—	0.018

Weighted average diluted shares outstanding	73.300	80.363	70.682	80.782

Basic earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$0.23	$1.14	($1.93)	$2.63
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.01	(0.04)	0.05	(0.04)
Net realized losses/(gains) on investments	0.47	(0.26)	0.61	(0.47)

Operating income/(loss) adjusted for preference shares dividend	$0.71	$0.84	($1.27)	$2.12

Diluted earnings per ordinary share
Net income/(loss) adjusted for preference share dividend	$0.23	$1.08	($1.93)	$2.51
Add (deduct) after tax income:
Net foreign exchange losses/(gains)	0.01	(0.04)	0.05	(0.03)
Net realized losses/(gains) on investments	0.46	(0.25)	0.61	(0.45)

Operating income/(loss) adjusted for preference shares dividend	$0.70	$0.79	($1.27)	$2.03

The basic and diluted number of ordinary shares for the nine months ended September 30, 2011 is the same, as the inclusion of dilutive securities in a loss-making period would be anti-dilutive.

(1)	Preferred Income Equity Replacement Securities (PIERS)